Exhibit 99.2

Financial Supplement

December 31, 2008

contact:	William Pollett, Treasurer	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.
telephone: +1(441) 297 9576
email:	bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States (the “U.S.”) federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2008, June 30, 2008 and September 30, 2008 as filed with the Securities and Exchange Commission (the “SEC”). In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes, in particular catastrophes that are weather-related; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plans of Syndicate 5151 and MUSIC effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated  by modeling techniques; the accuracy of estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our insurance and reinsurance operating subsidiaries; and the impact of foreign currency fluctuation.

We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Premium Analysis by Quarter

5	Losses Paid to Incurred Analysis

6	Losses and Loss Ratios by Line

7	Consolidated Investment Portfolio

8	Consolidated Investment Detail - Mortgage-backed and Asset-backed Securities

9	Consolidated Investment Detail - Corporate Bonds

10	Reinsurance Recoverable by Rating

11	Fully Converted Book Value Per Share

12	Securities Convertible into Common Shares

13	Basic and Diluted Earnings Per Share

14	Financial Measures Disclosures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended			Year ended
	December		% change	December 31		% change
	2008	2007	QTR	2008	2007	YTD

Highlights
Gross premiums written	$72.6	$76.3	-5%	$620.1	$653.8	-5%
Net premiums written	$73.5	$74.5	-1%	$541.2	$549.0	-1%
Net premiums earned	$134.8	$147.0	-8%	$528.5	$557.2	-5%
Net investment income	$18.6	$33.1	-44%	$86.4	$132.5	-35%
Operating income (1)	$57.3	$87.5	-35%	$94.2	$280.1	-66%
Net income (loss)	$(47.7)	$90.5	N/M	$(145.5)	$315.8	N/M
Comprehensive income (loss)	$(51.3)	$87.9	N/M	$(150.9)	$314.0	N/M
Total assets				$2,797.6	$3,525.2
Shareholders’ equity				$1,357.6	$1,653.1
Per share data
Diluted operating income per share (2)	$0.68	$0.93		$1.09	$2.92
Diluted comprehensive income (loss) per share (2)	$(0.61)	$0.93		$(1.75)	$3.27
Fully converted book value per share (3)				$15.94	$17.88
Fully converted tangible book value per share (3)				$15.88	$17.82
Cash dividends per share	$0.075	$0.075		$0.300	$0.300
Financial ratios
Loss and loss adjustment expense ratio:
Current year	48.6%	23.6%		75.5%	38.3%
Prior year	-23.9%	-2.8%		-19.7%	-6.5%
Loss and loss adjustment expense ratio	24.7%	20.8%		55.8%	31.8%
Acquisition costs ratio	16.0%	13.7%		15.9%	14.1%
General and administrative expense ratio	22.7%	18.4%		19.3%	15.4%
Combined ratio	63.4%	52.9%		91.0%	61.3%

Operating income / Avg shareholders’ equity	4.1%	5.3%		6.2%	17.8%

Change in FCBVPS adj for dividends (4)	-3.6%	5.4%
Change in FCBVPS adj for dividends (4): Rolling 12 months				-9.2%	17.6%

(1) Excludes net investment and foreign exchange gains and losses, income taxes and extraordinary gains.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) See Page 11 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBVPS adj for dividends is the internal rate of return of the increase in fully converted book value per share in the period plus dividends declared. See page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

$ in millions, except per share amounts

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2008	2008	2008	2008	2007

ASSETS
Investments, cash and cash equivalents	$2,365.2	$2,554.8	$2,584.6	$2,729.9	$2,848.1
Securities lending collateral	—	—	71.1	70.2	192.0
Premiums receivable	168.5	234.8	295.7	255.3	160.5
Deferred acquisition costs	28.4	38.8	45.2	38.6	27.7
Reinsurance recoverable on paid and unpaid losses	159.3	162.5	164.7	169.3	169.3
Unearned premium ceded	20.8	42.5	52.2	36.6	21.1
Other assets	55.4	64.4	55.3	51.6	106.5

Total Assets	$2,797.6	$3,097.8	$3,268.8	$3,351.5	$3,525.2

LIABILITIES & MINORITY INTEREST
Loss and loss adjustment expense reserves	808.9	931.6	828.2	846.7	860.7
Unearned premium	185.2	277.6	335.1	284.7	187.4
Securities lending payable	—	—	71.7	71.0	193.4
Debt	352.5	352.5	352.5	352.4	427.4
Other liabilities	93.4	122.6	109.6	164.6	114.5
Total Liabilities	1,440.0	1,684.3	1,697.1	1,719.4	1,783.4

Minority Interest - Blue Ocean preferred shares	—	—	—	—	20.6
Minority Interest - Blue Ocean common shares	—	—	—	62.6	68.1
Total Minority Interest	—	—	—	62.6	88.7

COMMON SHAREHOLDERS’ EQUITY	1,357.6	1,413.5	1,571.7	1,569.5	1,653.1

Total Liabilities, Minority Interest & Common Shareholders’ Equity	$2,797.6	$3,097.8	$3,268.8	$3,351.5	$3,525.2

Fully converted book value per share (1)	$15.94	$16.61	$18.24	$17.76	$17.88

Fully converted tangible book value per share (1)	$15.88	$16.56	$18.19	$17.71	$17.82

(1) See Page 11 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

						Year	Year
	Q4-08	Q3-08	Q2-08	Q1-08	Q4-07	2008	2007

Underwriting revenues
Gross premiums written	$72.6	$103.0	$187.7	$256.8	$76.3	$620.1	$653.8
Reinsurance premiums ceded	0.9	(11.3)	(33.8)	(34.7)	(1.8)	(78.9)	(104.8)
Net premiums written	73.5	91.7	153.9	222.1	74.5	541.2	549.0

Gross premiums earned	155.1	155.0	137.4	159.5	179.2	607.0	685.3
Earned reinsurance premiums ceded	(20.3)	(20.8)	(18.2)	(19.2)	(32.2)	(78.5)	(128.1)
Net premiums earned	134.8	134.2	119.2	140.3	147.0	528.5	557.2

Loss and loss adjustment expenses	(33.2)	(161.1)	(24.4)	(76.4)	(30.6)	(295.1)	(177.5)
Acquisition costs	(21.6)	(22.0)	(18.6)	(21.7)	(20.0)	(83.9)	(78.3)
General and administrative expenses	(30.7)	(17.7)	(25.8)	(27.8)	(27.1)	(102.0)	(85.9)
Underwriting income (loss)	49.3	(66.6)	50.4	14.4	69.3	47.5	215.5

Net investment income	18.6	21.4	21.9	24.5	33.1	86.4	132.5
Interest and other financing expenses	(6.6)	(6.4)	(6.6)	(7.2)	(9.2)	(26.8)	(34.5)
Other revenue (expense)	(0.9)	—	0.5	1.3	2.5	0.9	10.4
Other non-underwriting expenses	(3.1)	(3.0)	(2.9)	(2.9)	(3.1)	(11.9)	(11.9)
Minority interest expense - Blue Ocean	—	—	—	(1.9)	(5.1)	(1.9)	(31.9)
Operating income (loss) (1)	57.3	(54.6)	63.3	28.2	87.5	94.2	280.1

Net realized investment gains (losses)	(49.7)	(27.0)	(7.0)	12.0	6.6	(71.7)	26.6
Net unrealized investment losses	(62.2)	(48.0)	(9.5)	(51.7)	(4.2)	(171.4)	(0.1)
Net foreign exchange gains (losses)	7.9	(12.6)	(3.6)	11.8	0.6	3.5	9.3
Income taxes	(1.0)	—	(0.1)	—	—	(1.1)	(0.1)
Excess of fair value of acquired net assets over cost - Blue Ocean	—	—	1.0	—	—	1.0	—

Net income (loss)	(47.7)	(142.2)	44.1	0.3	90.5	(145.5)	315.8

Other comprehensive income items	(3.6)	0.2	0.1	(2.1)	(2.6)	(5.4)	(1.8)

Comprehensive income (loss)	$(51.3)	$(142.0)	$44.2	$(1.8)	$87.9	$(150.9)	$314.0

Loss and loss adjustment expense ratio:
Current year	48.6%	137.2%	43.8%	69.4%	23.6%	75.5%	38.3%
Prior year	-23.9%	-17.3%	-23.3%	-15.0%	-2.8%	-19.7%	-6.5%
Loss and loss adjustment expense ratio	24.7%	119.9%	20.5%	54.4%	20.8%	55.8%	31.8%
Acquisition costs ratio	16.0%	16.4%	15.6%	15.5%	13.7%	15.9%	14.1%
General and administrative expense ratio	22.7%	13.3%	21.6%	19.7%	18.4%	19.3%	15.4%
Combined ratio	63.4%	149.6%	57.7%	89.6%	52.9%	91.0%	61.3%

Diluted operating income (loss) per share (1)	$0.68	$(0.65)	$0.73	$0.32	$0.93	$1.09	$2.92
Diluted comprehensive income (loss) per share	$(0.61)	$(1.69)	$0.51	$(0.02)	$0.93	$(1.75)	$3.27
Operating income (loss) / Avg shareholders’ equity	4.1%	-3.7%	4.0%	1.8%	5.3%	6.2%	17.8%
Comprehensive income (loss) / Avg shareholders’ equity	-3.7%	-9.5%	2.8%	-0.1%	5.4%	-10.0%	19.9%

(1) Excludes net investment and foreign exchange gains and losses, income taxes and extraordinary gains. See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Premium Analysis (unaudited)

$ in millions

						YEAR	YEAR
	Q4-08	Q3-08	Q2-08	Q1-08	Q4-07	2008	2007

Gross premiums written

Property catastrophe excess of loss	$26.1	$37.8	$112.7	$139.8	$20.9	$316.4	$335.4
Property retrocession	4.8	1.7	1.7	23.3	1.4	31.5	57.6
Property Catastrophe	30.9	39.5	114.4	163.1	22.3	347.9	393.0

Property risk excess of loss	1.4	11.3	4.3	16.8	1.8	33.8	41.3
Property pro-rata	11.3	15.4	11.2	17.8	12.2	55.7	40.6
Property direct & facultative	12.6	12.6	20.7	11.8	5.0	57.7	60.6
Property Specialty	25.3	39.3	36.2	46.4	19.0	147.2	142.5

Personal accident & WCA	3.6	1.6	2.9	4.4	3.8	12.5	13.1
Casualty	0.5	8.4	15.8	14.3	23.2	39.0	58.0
Marine & miscellaneous	7.4	10.1	11.3	14.6	3.8	43.4	21.8
Sabotage & terrorism	0.5	1.5	1.9	11.2	1.1	15.1	15.9
Aviation	1.6	1.2	4.0	2.6	3.1	9.4	9.5
Other Specialty	13.6	22.8	35.9	47.1	35.0	119.4	118.3

Excess and Surplus Lines	2.8	1.4	1.2	0.2	—	5.6	—

Total	$72.6	$103.0	$187.7	$256.8	$76.3	$620.1	$653.8

Rolling 12 month total - gross premiums written	$620.1	$623.8	$649.1	$649.6	$653.8
Rolling 12 month total - net premiums written	$541.2	$542.2	$569.1	$581.8	$549.0

MONTPELIER RE HOLDINGS LTD.

Losses Paid to Incurred Analysis (unaudited)

$ in millions

	Three months ended December 31, 2008			Three months ended December 31, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses, beginning of period	$931.6	$128.1	$803.5	$905.8	$150.7	$755.1

Losses incurred:
Current year	80.3	14.9	65.4	36.8	2.1	34.7
Prior years	(38.4)	(6.2)	(32.2)	(6.0)	(1.9)	(4.1)
Total losses incurred	41.9	8.7	33.2	30.8	0.2	30.6

Net impact of foreign currency movements	0.6	—	0.6	—	—	—

Paid losses:
Current year	110.5	7.5	103.0	5.8	0.3	5.5
Prior years	54.7	6.4	48.3	90.3	18.3	72.0
Total paid losses	165.2	13.9	151.3	96.1	18.6	77.5

Gross loss reserves acquired (MUSIC)	—	—	—	20.2	20.2	—

Reserve for losses, end of period	$808.9	$122.9	$686.0	$860.7	$152.5	$708.2

	Year ended December 31, 2008			Year ended December 31, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses, beginning of period	$860.7	$152.5	$708.2	$1,089.2	$197.3	$891.9

Losses incurred:
Current year	445.5	46.3	399.2	229.3	15.4	213.9
Prior years	(119.6)	(15.5)	(104.1)	(44.9)	(8.5)	(36.4)
Total losses incurred	325.9	30.8	295.1	184.4	6.9	177.5

Net impact of foreign currency movements	0.6	—	0.6	—	—	—

Paid losses:
Current year	133.2	7.8	125.4	27.8	1.8	26.0
Prior years	245.1	52.6	192.5	405.3	70.1	335.2
Total paid losses	378.3	60.4	317.9	433.1	71.9	361.2

Gross loss reserves acquired (MUSIC)	—	—	—	20.2	20.2	—

Reserve for losses, end of period	$808.9	$122.9	$686.0	$860.7	$152.5	$708.2

MONTPELIER RE HOLDINGS LTD.

Losses and Loss Ratios by Line (unaudited)

$ in millions

						Year	Year
	Q4-08	Q3-08	Q2-08	Q1-08	Q4-07	2008	2007
Property Catastrophe

Net reserves: start	287.8	178.4	192.8	236.7	256.8	236.7	302.9
Change in prior AY	(11.1)	(11.5)	(13.3)	(19.4)	(1.2)	(55.3)	(4.0)
Paid losses (1)	(89.1)	(24.0)	(14.8)	(43.5)	(23.4)	(171.4)	(163.8)
Current yr. incurred losses	30.8	144.9	13.7	19.0	4.5	208.4	101.6
Net reserves: end	218.4	287.8	178.4	192.8	236.7	218.4	236.7

IBNR	89.2	212.5	92.7	100.7	122.0
Net earned premium	83.6	78.8	62.5	79.2	81.7	304.1	325.6

Net loss ratio	23.6%	169.3%	0.6%	-0.5%	4.0%	50.3%	30.0%
Prior AY adjusts.	-13.3%	-14.6%	-21.3%	-24.5%	-1.5%	-18.2%	-1.2%

Property Specialty

Net reserves: start	235.5	235.0	241.3	197.3	220.1	197.3	271.6
Change in prior AY	(6.9)	(10.2)	(13.7)	4.9	(2.5)	(25.9)	(26.6)
Paid losses (1)	(47.8)	(19.9)	(7.9)	(21.2)	(34.8)	(96.8)	(102.7)
Current yr. incurred losses	18.8	30.6	15.3	60.3	14.5	125.0	55.0

Net reserves: end	199.6	235.5	235.0	241.3	197.3	199.6	197.3

IBNR	97.5	101.6	95.6	101.5	93.7
Net earned premium	31.6	31.0	27.5	35.7	29.2	125.8	123.4

Net loss ratio	37.7%	65.8%	5.8%	182.6%	41.1%	78.8%	23.0%
Prior AY adjusts.	-21.8%	-32.9%	-49.8%	13.7%	-8.6%	-20.6%	-21.6%

Other Specialty and E&S

Net reserves: start	280.2	284.4	273.3	274.2	278.2	274.2	317.4
Change in prior AY	(14.2)	(1.4)	(0.8)	(6.5)	(0.3)	(22.9)	(5.8)
Paid losses (1)	(14.4)	(11.5)	(11.3)	(12.5)	(19.4)	(49.7)	(94.7)
Current yr. incurred losses	15.8	8.7	23.2	18.1	15.7	65.8	57.3
Net reserves: end	267.4	280.2	284.4	273.3	274.2	267.4	274.2

IBNR	183.2	193.1	195.1	178.5	176.5
Net earned premium	19.6	24.4	29.2	25.4	36.1	98.6	108.2

Net loss ratio	8.2%	29.9%	76.7%	45.7%	42.7%	43.5%	47.6%
Prior AY adjusts.	-72.4%	-5.7%	-2.7%	-25.6%	-0.8%	-23.2%	-5.4%

TOTAL

Net reserves: start	803.5	697.8	707.4	708.2	755.1	708.2	891.9
Change in prior AY	(32.2)	(23.1)	(27.8)	(21.0)	(4.0)	(104.1)	(36.4)
Paid losses	(151.3)	(55.4)	(34.0)	(77.2)	(77.6)	(317.9)	(361.2)
Current yr. incurred losses	65.4	184.2	52.2	97.4	34.7	399.2	213.9
Net Impact of foreign currency	0.6	—	—	—	—	0.6	—
Net reserves: end	686.0	803.5	697.8	707.4	708.2	686.0	708.2

IBNR	369.9	507.2	383.4	380.7	392.2
Net earned premium	134.8	134.2	119.2	140.3	147.0	528.5	557.2

Net loss ratio	24.7%	119.9%	20.5%	54.5%	20.8%	55.8%	31.8%
Prior AY adjusts.	-23.9%	-17.3%	-23.3%	-15.0%	-2.8%	-19.7%	-6.5%

IBNR as a % of net reserves	54%	63%	55%	54%	55%

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	December 31, 2008				September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
	Amortized	Gain	Fair		Fair		Fair		Fair		Fair
	Cost	(Loss)	Value	%	Value	%	Value	%	Value	%	Value	%
Composition:
Fixed maturities	$1,755.8	(49.2)	$1,706.6	73%	$1,520.9	59%	$1,586.5	62%	$1,520.2	56%	$2,061.5	72%
Equity securities	310.0	(67.7)	242.3	10%	258.6	10%	224.4	9%	224.7	8%	220.2	8%
Other investments	159.9	(11.6)	148.3	6%	195.5	8%	191.2	7%	104.4	4%	77.7	3%
Cash equivalents	48.4	—	48.4	2%	349.0	14%	441.3	17%	518.9	19%	209.4	7%
Cash and restricted cash	219.6	—	219.6	9%	230.8	9%	141.2	5%	361.7	13%	279.3	10%
Total	$2,493.7	(128.5)	$2,365.2	100%	$2,554.8	100%	$2,584.6	100%	$2,729.9	100%	$2,848.1	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (1)	$631.3	(32.1)	$599.2	35%	$601.6	40%	$595.9	37%	$675.7	45%	$790.2	38%
Government & government-sponsored entities	550.9	4.0	554.9	33%	459.9	30%	538.9	34%	363.8	24%	670.4	33%
Corporate bonds (2)	483.5	(23.1)	460.4	27%	416.1	27%	436.8	28%	430.4	28%	600.9	29%
Municipal bonds	90.1	2.0	92.1	5%	43.3	3%	14.9	1%	50.3	3%	—	—%
Total	$1,755.8	(49.2)	$1,706.6	100%	$1,520.9	100%	$1,586.5	100%	$1,520.2	100%	$2,061.5	100%

Other investments:

Limited partnership interests and private investment funds	$73.3	(9.9)	$63.4	43%	$102.2	52%	$97.5	51%	$81.8	78%	$55.5	71%
Catastrophe bonds	66.3	(5.4)	60.9	41%	69.0	35%	71.3	37%	—	0%	—	—%
Symetra Financial (private placement)	20.0	3.2	23.2	16%	20.5	10%	20.1	11%	20.1	19%	22.3	29%
Derivative instruments	0.3	0.5	0.8	1%	3.8	2%	2.3	1%	2.5	2%	(0.1)	—%
Total other investments	$159.9	(11.6)	$148.3	100%	$195.5	100%	$191.2	100%	$104.4	100%	$77.7	100%

Total investment return:

Net investment income			$18.6		$21.4		$21.9		$24.5		$33.1
Net realized investment gains (losses)			(49.7)		(27.0)		(7.0)		12.0		6.6
Net unrealized investment losses			(62.2)		(48.0)		(9.5)		(51.7)		(4.2)
Net derivative investment and FX gains (losses)			7.9		(10.4)		(1.0)		8.9		(0.2)
Change in value of Symetra Financial			2.6		0.4		—		(2.1)		(2.4)
Total investment return			$(82.8)		$(63.6)		$4.4		$(8.4)		$32.9

Total quarterly return on average fair value %			-3.5%		-2.3%		0.2%		-0.2%		1.2%

Average yield to worst of fixed maturities and cash equivalents			5.1%		5.7%		4.4%		4.3%		4.7%
Average duration of fixed maturities, cash and cash equivalents			1.70 years		1.41 years		1.50 years		1.42 years		1.47 years
Average credit quality of fixed maturities and cash equivalents			AA+		AA+		AA+		AA+		AA+

(1)     See Page 8 for additional detail regarding our investments in mortgage-backed and asset-backed securities.

(2)     Corporate bonds includes bank loans.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail

Mortgage-Backed and Asset-Backed Securities

(unaudited)

$ in millions

At December 31, 2008

Mortgage-backed and asset-backed securities

					Option			Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (2)
	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped

Residential-Mortgage Backed: (1)

GNMA	$58.0	$60.6	$2.6	AAA
FNMA	37.7	38.5	0.8	AAA
Freddie Mac	6.6	6.7	0.1	AAA
Total Agency RMBS	102.3	105.8	3.5	AAA

Non-agency RMBS	—	—	—

Total Residential Mortgage-Backed	$102.3	$105.8	$3.5	AAA	2.5	2.1	—	—	—

Collateralized Residential Mortgage Obligations:

GNMA	$74.8	$77.4	$2.6	AAA
FNMA	37.8	38.3	0.5	AAA
Freddie Mac	80.9	82.6	1.7	AAA
Total agency RMBS	193.5	198.3	4.8	AAA

Non-agency RMBS	107.2	101.0	(6.2)	AAA				$14.2
Non-agency RMBS	21.4	20.4	(1.0)	AA
Non-agency RMBS	19.8	14.3	(5.5)	A
Non-agency RMBS	3.3	3.0	(0.3)	BB				3.0
Non-agency RMBS	0.1	0.1	—	CC

Total Collateralized Residential Mortgage Obligations	$345.3	$337.1	$(8.2)	AAA	(3.0)	1.0	—	$17.2	—

Asset-Backed Securities:

Credit card	$9.6	$9.1	$(0.5)	AAA	1.6	1.7
Auto	22.7	20.0	(2.7)	AAA
Auto	13.4	13.4	—	BBB+	1.3	1.5			$13.4
Auto	16.4	12.6	(3.8)	BBB-					12.6
Home Equity	26.5	23.8	(2.7)	AAA			$8.2
Home Equity	—	0.2	0.2	CC	(0.5)	2.6
Home Equity	0.8	0.5	(0.3)	C
Equipment	10.8	5.0	(5.8)	A	1.6	3.1			5.0
Commercial Mortgage Backed Securities	77.9	67.2	(10.7)	AAA	1.8	6.1
Miscellaneous	5.2	4.2	(1.0)	A	2.9	3.9			4.4
Miscellaneous	0.4	0.3	(0.1)	BBB-

Total Asset-Backed Securities	$183.7	$156.3	$(27.4)	AAA	1.3	2.1	$8.2	—	$35.4

Total Mortgage-Backed and Asset-Backed Securities	$631.3	$599.2	$(32.1)				$8.2	$17.2	$35.4

(1)  All Residential Mortgage backed securities are government agency originated prime residential mortgage pools.

(2)  We estimate that our insurance wrapped investments at December 31, 2008 would be A- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail - Corporate Bonds

(unaudited)

$ in millions

At December 31, 2008

Corporate Bonds - Quality:

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

AAA	$28.4	$28.8	$0.4	3.0
AA	57.4	57.1	(0.3)	1.8
A	222.1	221.6	(0.5)	2.9
BBB	100.2	96.3	(3.9)	3.5
Below BBB	29.7	22.4	(7.3)	3.3
Not Rated (1)	45.7	34.2	(11.5)	3.1

Total Corporate Bonds	$483.5	$460.4	$(23.1)	2.9

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair	Gain	Total Corp.
	Cost	Value	(Loss)	Bonds	Rating

HSBC Holdings	$29.4	$29.0	$(0.4)	6%	AA-
Citigroup	21.9	21.4	(0.5)	5%	A
BA Covered Bond issuer	16.0	16.5	0.5	4%	AAA
Wyeth	15.9	15.8	(0.1)	3%	A-
Morgan Stanley	15.1	14.7	(0.4)	3%	A
Merrill Lynch	14.9	14.6	(0.3)	3%	A
Wachovia Bank	14.2	13.5	(0.7)	3%	A
Verizon Communications Inc	13.2	12.9	(0.3)	3%	A
ERAC USA Finance Co	13.5	11.8	(1.7)	3%	BBB
Deutsche Bank	11.2	11.2	—	2%	A+

Total	$165.3	$160.3	$(3.9)	35%

Corporate Bonds - By Sector:

	Amortized	Fair	Gain	Average
	Cost	Value	(Loss)	Life

Industrial	$212.4	$203.8	$(8.6)	4.9
Financial	221.4	217.7	(3.7)	2.5
Utility	12.9	12.4	(0.5)	7.6
All Others	36.8	26.5	(10.3)	4.9
Total	$483.5	$460.4	$(23.1)	3.9

(1)  Includes bank loan portfolio

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	Dec 31		Sept 30		Jun 30		Mar 31		Dec 31
	2008		2008		2008		2008		2007

Reinsurance recoverable on paid losses

A++	$29.3	80.5%	$25.8	75.0%	$23.1	67.3%	$18.2	60.7%	$9.8	58.3%
A+	0.5	1.4	0.5	1.5	0.4	1.2	1.0	3.3	0.9	5.4
A	0.8	2.2	3.1	9.0	6.1	17.8	6.7	22.3	2.7	16.1
A-	5.8	15.9	5.0	14.5	4.7	13.7	4.1	13.7	3.4	20.2
Unrated (fully collateralized)	—	—	—	—	—	—	—	—	—	—
Recoverable under MUSIC guarantee (1)	—	—	—	—	—	—	—	—	—	—

	$36.4	100.0%	$34.4	100.0%	$34.3	100.0%	$30.0	100.0%	$16.8	100.0%

Reinsurance recoverable on unpaid losses

A++	$27.9	22.6%	$35.8	28.0%	$39.2	30.1%	$44.4	31.9%	$53.5	35.1%
A+	17.9	14.6	19.0	14.8	18.3	14.0	18.4	13.2	16.2	10.6
A	38.6	31.4	49.6	38.7	43.1	33.0	49.1	35.2	53.6	35.1
A-	8.1	6.6	12.2	9.5	13.4	10.3	11.0	7.9	12.5	8.2
Unrated (fully collateralized)	21.6	17.6	—	—	—	—	—	—	—	—
Recoverable under MUSIC guarantee (1)	8.8	7.2	11.5	9.0	16.4	12.6	16.4	11.8	16.7	11.0

	$122.9	100.0%	$128.1	100.0%	$130.4	100.0%	$139.3	100.0%	$152.5	100.0%

Total reinsurance recoverable

A++	$57.2	35.9%	$61.6	37.9%	$62.3	37.8%	$62.6	36.9%	$63.3	37.3%
A+	18.4	11.6	19.5	12.0	18.7	11.4	19.4	11.5	17.1	10.1
A	39.4	24.7	52.7	32.4	49.2	29.9	55.8	33.0	56.3	33.3
A-	13.9	8.7	17.2	10.6	18.1	11.0	15.1	8.9	15.9	9.4
Unrated (fully collateralized)	21.6	13.6	—	—	—	—	—	—	—	—
Recoverable under MUSIC guarantee (1)	8.8	5.5	11.5	7.1	16.4	9.9	16.4	9.7	16.7	9.9

	$159.3	100.0%	$162.5	100.0%	$164.7	100.0%	$169.3	100.0%	$169.3	100.0%

(1) In support of MUSIC’s remaining loss reserves acquired in 2007, MUSIC benefits from a trust deposit maintained by the seller and reinsurance from third party reinsurers (each rated A- or better) which exceeded the $8.8 million in remaining reserves at December 31, 2008. The market value of the trust deposit was $11.6 million as of December 31, 2008. In addition, MUSIC has a full indemnification from the seller covering any adverse development from its past business.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Share (unaudited)

$ in millions, except per share amounts

	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	2008	2008	2008	2008	2007

Numerator

Book value per share numerator (common shareholders’ equity)	$1,357.6	$1,413.5	$1,571.7	$1,569.5	$1,653.1
Intangible asset	(4.8)	(4.8)	(4.8)	(4.8)	(4.8)
Fully converted tangible book value per share numerator	$1,352.8	$1,408.7	$1,566.9	$1,564.7	$1,648.3

Denominator (in shares)

Common shares outstanding	91,826,704	91,491,059	92,163,663	94,505,314	99,290,078
Less: common shares subject to share issuance agreements (1)	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)
Book value per share denominator	83,906,704	83,571,059	84,243,663	86,585,314	91,370,078

Dilutive effect of share obligations under benefit plans	1,281,619	1,501,598	1,901,288	1,789,328	1,109,083
Fully converted book value per share denominator	85,188,323	85,072,657	86,144,951	88,374,642	92,479,161

Book value per share	$16.18	$16.91	$18.66	$18.13	$18.09

Fully converted book value per share	$15.94	$16.61	$18.24	$17.76	$17.88

Fully converted tangible book value per share	$15.88	$16.56	$18.19	$17.71	$17.82

Dividend per common share	$0.075	$0.075	$0.075	$0.075	$0.075
Change in FCBVPS (2): Quarter	-4.0%	-9.0%	2.7%	-0.6%	5.0%
Change in FCBVPS adj for dividends (3) : Quarter	-3.6%	-8.5%	3.1%	-0.3%	5.4%
Change in FCBVPS adj for dividends (3) : Rolling 12 months	-9.2%	-0.7%	15.7%	12.3%	17.6%
Annualized Change in FCBVPS adj for dividends (3) since inception	7.7%

(1) Fully converted book value per share incorporates the assumption that the common shares issuable in connection with the forward sale agreements would not be issued in any period in which the ending FCBVPS falls between the contractual cap and floor prices.

(2) FCBVPS = Fully converted book value per share.  See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) Change in FCBVPS adj for dividends is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Securities Convertible into Common Shares (unaudited)

$ in millions, except per share amounts

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2008	2008	2008	2008	2007

Common shares subject to forward sale agreements (1)	7,920,000	7,920,000	7,920,000	7,920,000	7,920,000
Share obligations under benefit plans	1,281,619	1,501,598	1,901,288	1,789,328	1,109,083
Total	9,201,619	9,421,598	9,821,288	9,709,328	9,029,083

Common shares subject to forward sale agreements:

Forward sale agreement B (2)
Proceeds to the Company assuming physical settlement at maturity	$44,550,000	$44,550,000	$44,550,000	$44,550,000	$44,550,000
Forward floor price	$11.25	$11.25	$11.25	$11.25	$11.25
Number of shares to be delivered at and below the forward floor price	3,960,000	3,960,000	3,960,000	3,960,000	3,960,000
Forward cap price	$22.00	$22.00	$22.00	$22.00	$22.00
Number of shares to be delivered at the forward cap price	2,025,001	2,025,001	2,025,001	2,025,001	2,025,001

Forward sale agreement C (2)
Proceeds to the Company assuming physical settlement at maturity	$44,550,000	$44,550,000	$44,550,000	$44,550,000	$44,550,000
Forward floor price	$11.25	$11.25	$11.25	$11.25	$11.25
Number of shares to be delivered at and below the forward floor price	3,960,000	3,960,000	3,960,000	3,960,000	3,960,000
Forward cap price	$23.00	$23.00	$23.00	$23.00	$23.00
Number of shares to be delivered at the forward cap price	2,424,490	2,424,490	2,424,490	2,424,490	2,424,490

(1) The numbers above are provided for illustrative purposes. The actual mechanics of the forward sale agreements are governed by the documents filed with the SEC on June 2, 2006, January 3, 2007 and December 6, 2007.

(2) Variable forward A was amended in December 2007 illustrated above as forward sale agreements B and C. Pursuant to the amendment, the Forward Sale Agreement has been divided into two tranches, each relating to 3,960,000 common shares. The term of the first tranche (agreement B) settles in October 2009 with a forward cap price per share of $22.00. The second tranche (agreement C) settles in November 2009 with a forward cap per share of $23.00.

MONTPELIER RE HOLDINGS LTD.

Basic and Diluted Earnings Per Share (unaudited)

$ in millions, except per share amounts

						YEAR	YEAR
	Q4-08	Q3-08	Q2-08	Q1-08	Q4-07	2008	2007

Numerator
Operating income (loss) (1)	$57.3	$(54.6)	$63.3	$28.2	$87.5	$94.2	$280.1
Adjustment related to participating securities	—	—	(0.6)	—	(0.9)	—	(3.2)
Adjusted operating income	57.3	(54.6)	62.7	28.2	86.6	94.2	276.9
Net foreign exchange and investment gains (losses) and taxes	(105.0)	(87.6)	(20.2)	(27.9)	3.0	(240.7)	35.7
Excess of fair value of acquired net assets over cost - Blue Ocean	—	—	1.0	—	—	1.0	—
Adjusted net income (loss)	(47.7)	(142.2)	43.5	0.3	89.6	(145.5)	312.6

Other comprehensive income items and extraordinary items	(3.6)	0.2	0.1	(2.1)	(2.6)	(5.4)	(1.8)

Adjusted comprehensive income (loss)	$(51.3)	$(142.0)	$43.6	$(1.8)	$87.0	$(150.9)	$310.8

Denominator
Average common shares outstanding	91,574,970	91,659,210	92,966,844	96,352,926	100,865,497	93,579,337	105,337,882
Less: common shares subject to issuance agreements	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)	(10,511,600)
Average common shares outstanding - Basic	83,654,970	83,739,210	85,046,844	88,432,926	92,945,497	85,659,337	94,826,282

Dilutive effect of share obligations under benefit plans	457,288	444,166	410,166	407,166	126,497	430,447	125,832
Dilutive effect of shares issuance agreement	—	—	—	—	—	—	—
Average common & common equivalent shares outstanding - diluted	84,112,258	84,183,376	85,457,010	88,840,092	93,071,994	86,089,784	94,952,114

Basic operating income (loss) per share (1)	$0.68	$(0.65)	$0.73	$0.32	$0.93	$1.09	$2.92
Basic earnings (loss) per share	$(0.57)	$(1.69)	$0.51	$—	$0.96	$(1.69)	$3.29
Basic comprehensive income (loss) per share	$(0.61)	$(1.69)	$0.51	$(0.02)	$0.93	$(1.75)	$3.27

Diluted operating income (loss) per share (1)	$0.68	$(0.65)	$0.73	$0.32	$0.93	$1.09	$2.92
Diluted earnings (loss) per share	$(0.57)	$(1.69)	$0.51	$—	$0.96	$(1.69)	$3.29
Diluted comprehensive income (loss) per share	$(0.61)	$(1.69)	$0.51	$(0.02)	$0.93	$(1.75)	$3.27

(1) Excludes net investment and foreign exchange gains and losses, income taxes and extraordinary gains. See Page 14 for a discussion of the use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures.  These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income (loss), management believes that showing operating income (loss), which is net income (loss) excluding net investment and foreign exchange gains and losses, income taxes and extraordinary gains, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company’s performance. These measures focus on the underlying fundamentals of our operations without the influence of realized and unrealized gains (losses) from investments, which is driven by the timing of the disposition of investments and the change in our investments’ market value and not by our operating performance, foreign exchange movements, income taxes or non-recurring transactions, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement also contains the presentation of “fully converted book value per share”. The calculation is based on total shareholders’ equity divided by the sum of common shares and dilutive common share equivalents outstanding (assuming their exercise or issuance). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of “change in fully converted book value adjusted for dividends”. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends declared. Management believes that this measure most accurately reflects the return received by the Company’s shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.